Exhibit 99.4

MBNA MASTER CREDIT CARD TRUST II SERIES 1995-A

KEY PERFORMANCE FACTORS
March 31, 1998



        Expected B Maturity                         9/15/04


        Blended Coupon                               6.0056%


        Excess Protection Level
          3 Month Average   4.96%
            March, 1998   5.68%
            February, 1998   4.56%
            January, 1998   4.64%


        Cash Yield                                  18.54%


        Investor Charge Offs                         4.85%


        Base Rate                                    8.01%


        Over 35 Day Delinquency                      5.06%


        Seller's Interest                           11.41%


        Total Payment Rate                          13.80%


        Total Principal Balance                     $33,909,306,783.29


        Investor Participation Amount               $575,000,000.00


        Seller Participation Amount                 $3,867,972,264.80